AMENDMENT TO SERVICES AGREEMENT


         This Amendment to Services Agreement ("Amendment"), is made and entered into this 1 day of June, 1996, between INTEGRATED LIVING COMMUNITIES OF WEST PALM BEACH, INC., a Delaware corporation ("ILC"), and CENTRAL PARK LODGES OF WEST PALM BEACH, INC., a Florida corporation ("CPL").



                                    RECITALS

         WHEREAS, ILC and CPL have entered into a Services Agreement, dated June 1, 1996, (the "Agreement"); and

         WHEREAS, this Agreement sets forth the terms and conditions upon which CPL will provide certain services to ILC at the ALF (as defined in the Agreement); and

         WHEREAS, ILC and CPL wish to amend the Agreement as follows:




         During the Term (as defined in the Agreement), CPL shall provide general building management and landscaping services with respect to the physical structure of the ALF.

         In connection with the provision of general building management and landscaping services for the ALF, ILC shall be responsible for the payment of fourteen thousand one hundred sixty-six dollars ($14,166) per month.

         All other terms and conditions of the Agreement shall remain in full force and effect.




                       [SIGNATURES ON THE FOLLOWING PAGE}
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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the date and year first set forth above.


CENTRAL PARK LODGES OF WEST PALM BEACH, INC.


By:
          -----------------------------------

Title:    Senior Vice President-Finance
          -----------------------------------





INTEGRATED LIVING COMMUNITIES OF WEST PALM BEACH, INC.


By:
          ------------------------------------

Title:    Senior Vice President - CEO
          ------------------------------------
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